UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


                        Pursuant to Section 13 or 15 (d)
                     of the Securities Exchange Act of 1934

                          Date of Report: March 11, 2003





                          McDERMOTT INTERNATIONAL, INC.
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             (Exact name of registrant as specified in its charter)




  REPUBLIC OF PANAMA                  1-8430                      72-0593134
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 (State or other jurisdiction       (Commission)            (IRS Employer
   of incorporation)                  File No.)              Identification No.)



  1450 Poydras Street, New Orleans, Louisiana                    70112-6050
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 (Address of principal executive offices)                         (Zip Code)


Registrant's Telephone Number, including Area Code:  (504) 587-5400
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


Item 12. Results of Operations and Financial Condition

         On March 11, 2004 McDermott International, Inc. issued a press release announcing financial results for the fourth quarter of 2003. A copy of the press release is attached as Exhibit 99.1, and the information contained in Exhibit 99.1 is incorporated by reference.

         The information furnished pursuant to this Item 12, including Exhibit 99.1, shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and will not be incorporated by reference into any registration statement filed under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference.





                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.






                                        McDERMOTT INTERNATIONAL INC.





                                By:     /s/Thomas A. Henzler
                                        ---------------------------------------
                                        Thomas A. Henzler
                                        Vice President and Corporate Controller





March 11, 2004


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